                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

         FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "AMENDMENT") dated as of February 16, 2000 among Compaq Computer Corporation, a Delaware corporation ("PARENT"), ITY Corp., a Delaware corporation ("BUYER") and wholly-owned subsidiary of Parent, and InaCom Corp., a Delaware corporation ("SELLER").

                              W I T N E S S E T H :

         WHEREAS, Compaq Sub and InaCom (the "PARTIES") have entered into an Asset Purchase Agreement dated as of January 4, 2000 (the "ASSET PURCHASE AGREEMENT") whereby Compaq Sub will purchase from InaCom the Purchased Assets and will assume the Assumed Liabilities;

         WHEREAS, the Parties hereto wish to amend the Asset Purchase Agreement as set forth below.

         NOW, THEREFORE, it is agreed:

         1. ADJUSTMENT OF PURCHASE PRICE. Section 2.09 of the Asset Purchase Agreement is hereby amended by deleting subsection 2.09(a)(ii) in its entirety and substituting in lieu thereof the following:

                  "(ii) If Final Net Worth is less than $275 million, Seller shall pay to Buyer, in the manner and with interest as provided in 2.09(b), an amount equal to the excess, if any, of $275 million over Final Net Worth (the "MAKE-UP PAYMENT")."

         2. GROUNDS FOR TERMINATION. Section 12.01 of the Asset Purchase Agreement is hereby amended by deleting the section in its entirety and substituting in lieu thereof the following:

            "SECTION 12.01. GROUNDS FOR TERMINATION. This Agreement shall terminate prior to Closing if:

                  (a) the Closing shall not have been consummated on or before March 31, 2000 unless the parties otherwise agree; PROVIDED that any party whose breach of any provision of this Agreement has resulted in the failure of the Closing to be consummated by such time shall be deemed to have consented to any extension approved by the other party.

                  (b) Seller and Buyer shall agree;

                  (c) there shall be any law or regulation that makes consummation of the transaction contemplated hereby illegal or otherwise prohibited or consummation of the transactions contemplated hereby would violate any nonappealable final judgment, injunction, order or decree of any court of competent jurisdiction.

         3. DEFINED TERMS. Defined terms used herein but not otherwise defined herein shall have the meanings specified in the Asset Purchase Agreement.

         4. CAPTIONS. The captions in this Amendment are included for convenience of reference only and shall be ignored in the construction or interpretation of the provisions of this Amendment.

         5. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party to this Amendment shall have received a counterpart hereof signed by the other party hereto.

           6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of such state.

           7. AGREEMENT AS AMENDED. From and after the effective date hereof, all references to the Asset Purchase Agreement shall be deemed references to the Asset Purchase Agreement as amended and supplemented hereby.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed in their respective corporate names by their respective officers, each of whom is duly and validly authorized and empowered, all as of the day and year first written above.


                                            INACOM CORP.

                                            By:
                                               ----------------------------
                                                   Name:
                                                   Title:


                                            COMPAQ COMPUTER CORPORATION


                                            By:
                                               ----------------------------
                                                   Name:
                                                   Title:


                                            ITY CORP.


                                            By:
                                               ----------------------------
                                                   Name:
                                                   Title: